                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                _______________

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)            October 15,  1997
                                                          -----------------

The Money Store Residential Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                           -------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                    333-20817-10                   Applied For
----------                    ------------                   -----------

State or other          (Commission                     (IRS Employer
jurisdiction of         File Number)                     ID Number)
incorporation)

2840  Morris  Avenue,  Union,  New  Jersey   07083
--------------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                       (908)686-2000
                                                            ------------

                                    n/a
-----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1997 Remittance Date.

Item 7    Financial Statements and Exhibits
          ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc.is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                THE MONEY STORE INC.

                                                By: /s/ Harry Puglisi
                                                ---------------------
                                                        Harry Puglisi
                                                        Treasurer


          Dated: October 31, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                           Residential Trust 1997-1
                           ------------------------

                         The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE OCTOBER 9, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                  $ 4,519,106.93


    LESS:  SERVICE FEE                                                              40,874.87
           CONTINGENCY FEE                                                          40,874.87
           OTHER SERVICER FEES (Late Charges / Escrow)                               1,551.08
           UNREIMBURSED MONTHLY ADVANCES                                                 0.00
                                                                               --------------

                                                                                    83,300.82

     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                                 269,932.78
           PRE-FUNDING ACCOUNT TRANSFER                                              6,641.14
           CAPITALIZED INTEREST ACCOUNT TRANSFER                                   301,789.59
                                                                               --------------

                                                                                   578,363.52
     AMOUNT WITHDRAWN FROM THE CERTIFICATE
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                             0.00

                                                                               --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                           5,014,169.63

                                                                                =============


2.   (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                               114,676,000.00

     (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                                64,708,000.00

     (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                                49,602,000.00

     (D) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                                29,710,000.00

     (E) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                                17,391,000.00

     (F) ORIGINAL CLASS B PRINCIPAL BALANCE
                                                                                23,913,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                                   3,325,543.81
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B                                                                             0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                         3,325,543.81

4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                        0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                          0.00
        CLASS M REALIZED LOSS AMOUNT                                          0.00
        CLASS B REALIZED LOSS AMOUNT                                          0.00
        AGGREGATE REALIZED LOSS AMOUNT                                        0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                            7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                            1,094,371.54
    # OF LOANS                                                                 206

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                      383,199.41

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                      671,204.39

9.  AMOUNT OF INTEREST RECEIVED                                       2,299,357.63

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                     269,932.78

     (B)  AMOUNT OF COMPENSATING INTEREST                                   539.85

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                           0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMEN          613,516.60
      (B) PRINCIPAL DISTRIBUTION AMOU        3,325,543.81
      (C) CARRY FORWARD AMOUNT                       0.00
      (D) MONTHLY ADVANCE                            0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                               3,939,060.41

     CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMEN          349,423.20
      (B) PRINCIPAL DISTRIBUTION AMOU                0.00
      (C) CARRY FORWARD AMOUNT                       0.00
      (D) MONTHLY ADVANCE                            0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                 349,423.20

     CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMEN          276,117.80
      (B) PRINCIPAL DISTRIBUTION AMOU                0.00
      (C) CARRY FORWARD AMOUNT                       0.00
      (D) MONTHLY ADVANCE                            0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                 276,117.80

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT        1,239,057.60
         (B) PRINCIPAL DISTRIBUTION AMOUNT       3,325,543.81
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE                             0.00

         TOTAL CLASS A REMITTANCE AMOUNT                           4,564,601.41

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          175,412.79
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE                             0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                           175,412.79

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          109,200.99
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE                             0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                           109,200.99

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          284,613.78
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE                             0.00

         TOTAL CLASS M REMITTANCE AMOUNT                             284,613.78

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          149,954.44
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE                             0.00

         TOTAL CLASS B REMITTANCE AMOUNT                             149,954.44

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT        1,673,625.82
         (B) PRINCIPAL DISTRIBUTION AMOUNT       3,325,543.81
         (C) CARRY FORWARD AMOUNT                        0.00
         (D) MONTHLY ADVANCE                             0.00

         TOTAL REMITTANCE AMOUNT                                   4,999,169.63

   14. (A) REIMBURSABLE AMOUNT (I-22)                                      0.00
       (B) GP REMITTANCE AMOUNT PAYABLE                                    0.00


   15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   111,350,456.19

     (B) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                      64,708,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                      49,602,000.00

     (D) CLASS M-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                      29,710,000.00

     (E) CLASS M-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                      17,391,000.00

     (F) CLASS B PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                      23,913,000.00

     (G) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                                                      296,674,456.19

16. TRIGGER EVENT CALCULATION                                                                               TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

     (1)  (i) DOES NOT EXCEED 50% OF (ii)
          (i) SIXTY-DAY DELINQUENCY RATIO                               0.47%
          (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                    6.43%                0.00%                   YES

     (2)  BOTH (A) AND (B)

          (A) EITHER (X) OR (Y)
              (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                  EXCEEDS 9%           OR                               0.00%
              (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3913056.00    0.00                 NO

          (B) EITHER (X) OR (Y)
              (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                  EXCEEDS 15%           OR                              0.00%
              (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $13043520       0.00                 NO                      NO

     (3)  (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES        276,087,000.00
        (ii) PRINCIPAL BALANCE AS OF THE END OF
             THE SECOND PRECEDING DUE PERIOD                  300,000,000.00                 92.03%                  YES

                                                                                                                -------------------
               IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                YES
                                                                                                                --------------------

17. CUMULATIVE REALIZED LOSSES                                                              0.00 TEST SATISFIED

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                  0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                       40,874.87      YES

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                     40,874.87

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                        15,000.00

    (D) FHA PREMIUM ACCOUNT                                                            69,443.66
                                                                                                      YES
20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                             0.00
           (B) SECTION 5.04 (c)                                                             0.00      YES
           (C) SECTION 5.04 (d)(ii)                                                         0.00
           (D) SECTION 5.04 (e)                                                             0.00
           (E) SECTION 5.04 (f)(i)                                                     81,749.74

21. CLASS A-1 POOL FACTOR (I-5):
   CURRENT CLASS A-1 PRINCIPAL BALANCE                           111,350,456.19       1.17334517
   ORIGINAL CLASS A-1 PRINCIPAL BALANCE                           94,900,000.00

   CLASS A-2 POOL FACTOR (I-5):
   CURRENT CLASS A-2 PRINCIPAL BALANCE                            64,708,000.00       1.04705502
   ORIGINAL CLASS A-2 PRINCIPAL BALANCE                           61,800,000.00

   CLASS A-3 POOL FACTOR (I-5):
   CURRENT CLASS A-3 PRINCIPAL BALANCE                            49,602,000.00       1.79230352
   ORIGINAL CLASS A-3 PRINCIPAL BALANCE                           27,675,000.00

   CLASS M-1 POOL FACTOR (I-5):
   CURRENT CLASS M-1 PRINCIPAL BALANCE                            29,710,000.00       0.89690566
   ORIGINAL CLASS M-1 PRINCIPAL BALANCE                           33,125,000.00

   CLASS M-2 POOL FACTOR (I-5):
   CURRENT CLASS M-2 PRINCIPAL BALANCE                            17,391,000.00       0.92752000
   ORIGINAL CLASS M-2 PRINCIPAL BALANCE                           18,750,000.00

   CLASS B POOL FACTOR (I-5):
   CURRENT CLASS B-1 PRINCIPAL BALANCE                            23,913,000.00       1.73912727
   ORIGINAL CLASS B-2 PRINCIPAL BALANCE                           13,750,000.00

   POOL  FACTOR:
   CURRENT POOL PRINCIPAL BALANCE                                296,674,456.19       1.18669782
   ORIGINAL POOL  PRINCIPAL BALANCE                              250,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                14.015%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                  15.565%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                  6.758%

                                                                      --------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                       08/31/97       09/30/97
                                                                      --------------------------------
                                                                           13.000%        14.015%

23. (A) SENIOR PERCENTAGE                                                      100.00%

    (B) CLASS B PERCENTAGE                                                       0.00%

24. (A) SPREAD AMOUNT                                                    3,325,543.81

    (B) SPECIFIED SUBORDINATED AMOUNT                                   24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                     0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                     0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                     0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                     0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                     0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                     0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE         1,176,768.47

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                  69,443.66
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)          0.00

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE MONTH                                                0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                              30,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                                          0.00

 31. CLAIMS PAID DURING THE PERIOD                                               0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                      0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                         0.00

 34. OTHER INFORMATION                                                            N/A

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1997

RESIDENTIAL    OUTSTANDING         #
TRUST          DOLLARS             ACCOUNTS       RANGES              AMOUNT              NO         PCT
1997-I           $242,564,541.41     18,399       1 TO 29 DAYS        28,856,165.56        2,763       11.90%
                                                  30 TO 59 DAYS        2,681,774.50          344        1.11%
                                                  60 TO 89 DAYS        1,130,250.61          127        0.47%
                                                  90 AND OVER                  0.00            0        0.00%

                                                  FORECLOSURE                  0.00            0        0.00%
                                                  REO PROPERTY                 0.00            0        0.00%


                                                  TOTALS             $32,668,190.67        3,234       13.47%
                                                                     ========================================

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE               CLASS A-1             CLASS A-2           CLASS A-3           CLASS M-1
-------------------- ------------------  -------------------- -------------------  -----------------
(ii)                         1,208.39               1,047.06            1,792.30              896.91

(vi)                            11.53                   0.00                0.00                0.00

(vii)                            4.04                   0.00                0.00                0.00

(viii)                           7.07                   0.00                0.00                0.00


(xiii)     (a)                   6.46                   5.65                9.98                5.30
           (b)                  35.04                   0.00                0.00                0.00
           (c)                   0.00                   0.00                0.00                0.00
           (d)                   0.00                   0.00                0.00                0.00


(xv)                         1,173.35               1,047.06            1,792.30              896.91


(xxxv)                           0.00                   0.00                0.00                0.00

SUBCLAUSE                                     CLASS M-2                                  CLASS B
-------------------                     ----------------------                   ----------------------
(ii)                                                  927.52                                1,739.13

(vi)                                                    0.00                                    0.00

(vii)                                                   0.00                                    0.00

(viii)                                                  0.00                                    0.00


(xiii)     (a)                                          5.82                                   10.91
           (b)                                          0.00                                    0.00
           (c)                                          0.00                                    0.00
           (d)                                          0.00                                    0.00


(xv)                                                  927.52                                1,739.13


(xxxv)                                                  0.00                                    0.00